                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT



                                              Settlement Date        04/30/2001
                                              Determination Date     05/10/2001
                                              Distribution Date      05/15/2001


I.    All Payments on the Contracts                                           7,948,131.52
II.   All Liquidation Proceeds on the Contracts with respect to Principal       184,885.52
III.  Repurchased Contracts                                                           0.00
IV.   Investment Earnings on Collection Account                                       0.00
V.    Servicer Monthly Advances                                                 206,723.68
VI.   Distribution from the Reserve Account                                           0.00
VII.  Deposits from the Pay-Ahead Account (including Investment Earnings)       159,363.56
VIII. Transfers to the Pay-Ahead Account                                        (83,196.93)

IX.   Less:  Investment Earnings distributions                                        0.00
        (a)  To Sellers with respect to the Collection Account                        0.00
        (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                  $8,415,907.35
                                                                              =============


DISTRIBUTION AMOUNTS                                                Cost per $1000
--------------------                                                --------------
1.   (a)  Class A-1 Note Interest Distribution                                                     0.00
     (b)  Class A-1 Note Principal Distribution                                                    0.00
          Aggregate Class A-1 Note Distribution                        0.00000000                                              0.00

2.   (a)  Class A-2 Note Interest Distribution                                                     0.00
     (b)  Class A-2 Note Principal Distribution                                                    0.00
          Aggregate Class A-2 Note Distribution                        0.00000000                                              0.00

3.   (a)  Class A-3 Note Interest Distribution                                                     0.00
     (b)  Class A-3 Note Principal Distribution                                                    0.00
          Aggregate Class A-3 Note Distribution                        0.00000000                                              0.00

4.   (a)  Class A-4 Note Interest Distribution                                                     0.00
     (b)  Class A-4 Note Principal Distribution                                                    0.00
          Aggregate Class A-4 Note Distribution                        0.00000000                                              0.00

5.   (a)  Class A-5 Note Interest Distribution                                                     0.00
     (b)  Class A-5 Note Principal Distribution                                                    0.00
          Aggregate Class A-5 Note Distribution                        0.00000000                                              0.00

6.   (a)  Class A-6 Note Interest Distribution                                                     0.00
     (b)  Class A-6 Note Principal Distribution                                                    0.00
          Aggregate Class A-6 Note Distribution                        0.00000000                                              0.00

7.   (a)  Class A-7 Note Interest Distribution                                               120,096.75
     (b)  Class A-7 Note Principal Distribution                                            6,331,320.51
          Aggregate Class A-7 Note Distribution                      113.18275903                                      6,451,417.26

8.   (a)  Class A-8 Note Interest Distribution                                               441,291.67
     (b)  Class A-8 Note Principal Distribution                                                    0.00
          Aggregate Class A-8 Note Distribution                        5.19166667                                        441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                               321,266.67
     (b)  Class A-9 Note Principal Distribution                                                    0.00
          Aggregate Class A-9 Note Distribution                        5.26666667                                        321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                              345,041.67
     (b)  Class A-10 Note Principal Distribution                                                   0.00
          Aggregate Class A-10 Note Distribution                       5.30833333                                        345,041.67

11.  (a)  Class B Certificate Interest Distribution                                          244,679.31
     (b)  Class B Certificate Principal Distribution                                               0.00
          Aggregate Class B Certificate Distribution                   5.45000000                                        244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                    116,402.90
       (b)  Reimbursement of prior Monthly Advances                                          183,660.46
               Total Servicer Payment                                                                                    300,063.36

13.  Deposits to the Reserve Account                                                                                     312,147.42

Total Distribution Amount                                                                                             $8,415,907.35
                                                                                                                      =============

Reserve Account distributions:
------------------------------
      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                         40,048.51
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections             272,098.91
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                     4,643.99
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)         31,552.38
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                  $  348,343.79
                                                                                                                      =============


            INTEREST
---------------------------------
1.   Current Interest Requirement
      (a) Class A-1 Notes  @     5.598%                                                            0.00
      (b) Class A-2 Notes  @     5.852%                                                            0.00
      (c) Class A-3 Notes  @     5.919%                                                            0.00
      (d) Class A-4 Notes  @     6.020%                                                            0.00
      (e) Class A-5 Notes  @     6.050%                                                            0.00
      (f) Class A-6 Notes  @     6.130%                                                            0.00
      (g) Class A-7 Notes  @     6.140%                                                      120,096.75
      (h) Class A-8 Notes  @     6.230%                                                      441,291.67
      (i) Class A-9 Notes  @     6.320%                                                      321,266.67
      (j) Class A-10 Notes @     6.370%                                                      345,041.67
             Aggregate Interest on Notes                                                                               1,227,696.75
      (k) Class B Certificates @ 6.540%                                                                                  244,679.31

2.   Remaining Interest Shortfall
       (a) Class A-1 Notes                                                                         0.00
       (b) Class A-2 Notes                                                                         0.00
       (c) Class A-3 Notes                                                                         0.00
       (d) Class A-4 Notes                                                                         0.00
       (e) Class A-5 Notes                                                                         0.00
       (f) Class A-6 Notes                                                                         0.00
       (g) Class A-7 Notes                                                                         0.00
       (h) Class A-8 Notes                                                                         0.00
       (i) Class A-9 Notes                                                                         0.00
       (j) Class A-10 Notes                                                                        0.00
       (k) Class B Certificates                                                                    0.00

3.   Total Distribution of Interest                                  Cost per $1000
                                                                     --------------
       (a) Class A-1 Notes                                              0.00000000                 0.00
       (b) Class A-2 Notes                                              0.00000000                 0.00
       (c) Class A-3 Notes                                              0.00000000                 0.00
       (d) Class A-4 Notes                                              0.00000000                 0.00
       (e) Class A-5 Notes                                              0.00000000                 0.00
       (f) Class A-6 Notes                                              0.00000000                 0.00
       (g) Class A-7 Notes                                              2.10696060           120,096.75
       (h) Class A-8 Notes                                              5.19166667           441,291.67
       (i) Class A-9 Notes                                              5.26666667           321,266.67
       (j) Class A-10 Notes                                             5.30833333           345,041.67
              Total Aggregate Interest on Notes                                                                        1,227,696.75
       (k) Class B Certificates                                         5.45000000                                       244,679.31


                 PRINCIPAL
                 ---------
                                                           No. of Contracts
                                                           ----------------
1.   Amount of Stated Principal Collected                                                  2,881,921.15
2.   Amount of Principal Prepayment Collected                     206                      3,031,023.17
3.   Amount of Liquidated Contract                                 13                        418,376.19
4.   Amount of Repurchased Contract                                 0                              0.00

       Total Formula Principal Distribution Amount                                                                     6,331,320.51

5.   Principal Balance before giving effect to Principal Distribution                       Pool Factor
                                                                                            -----------
       (a) Class A-1 Notes                                                                   0.0000000                         0.00
       (b) Class A-2 Notes                                                                   0.0000000                         0.00
       (c) Class A-3 Notes                                                                   0.0000000                         0.00
       (d) Class A-4 Notes                                                                   0.0000000                         0.00
       (e) Class A-5 Notes                                                                   0.0000000                         0.00
       (f) Class A-6 Notes                                                                   0.0000000                         0.00
       (g) Class A-7 Notes                                                                   0.4117838                23,471,678.39
       (h) Class A-8 Notes                                                                   1.0000000                85,000,000.00
       (i) Class A-9 Notes                                                                   1.0000000                61,000,000.00
       (j) Class A-10 Notes                                                                  1.0000000                65,000,000.00
       (k) Class B Certificates                                                              1.0000000                44,895,285.54

6.   Remaining Principal Shortfall
       (a) Class A-1 Notes                                                                                                     0.00
       (b) Class A-2 Notes                                                                                                     0.00
       (c) Class A-3 Notes                                                                                                     0.00
       (d) Class A-4 Notes                                                                                                     0.00
       (e) Class A-5 Notes                                                                                                     0.00
       (f) Class A-6 Notes                                                                                                     0.00
       (g) Class A-7 Notes                                                                                                     0.00
       (h) Class A-8 Notes                                                                                                     0.00
       (i) Class A-9 Notes                                                                                                     0.00
       (j) Class A-10 Notes                                                                                                    0.00
       (k) Class B Certificates                                                                                                0.00

7.   Principal Distribution                                        Cost per $1000
                                                                   --------------
       (a) Class A-1 Notes                                           0.00000000                                                0.00
       (b) Class A-2 Notes                                           0.00000000                                                0.00
       (c) Class A-3 Notes                                           0.00000000                                                0.00
       (d) Class A-4 Notes                                           0.00000000                                                0.00
       (e) Class A-5 Notes                                           0.00000000                                                0.00
       (f) Class A-6 Notes                                           0.00000000                                                0.00
       (g) Class A-7 Notes                                         111.07579842                                        6,331,320.51
       (h) Class A-8 Notes                                           0.00000000                                                0.00
       (i) Class A-9 Notes                                           0.00000000                                                0.00
       (j) Class A-10 Notes                                          0.00000000                                                0.00
       (k) Class B Certificates                                      0.00000000                                                0.00

8.   Principal Balance after giving effect to Principal Distribution                      Pool Factor
                                                                                          -----------
       (a) Class A-1 Notes                                                                  0.0000000                          0.00
       (b) Class A-2 Notes                                                                  0.0000000                          0.00
       (c) Class A-3 Notes                                                                  0.0000000                          0.00
       (d) Class A-4 Notes                                                                  0.0000000                          0.00
       (e) Class A-5 Notes                                                                  0.0000000                          0.00
       (f) Class A-6 Notes                                                                  0.0000000                          0.00
       (g) Class A-7 Notes                                                                  0.3007080                 17,140,357.88
       (h) Class A-8 Notes                                                                  1.0000000                 85,000,000.00
       (i) Class A-9 Notes                                                                  1.0000000                 61,000,000.00
       (j) Class A-10 Notes                                                                 1.0000000                 65,000,000.00
       (k) Class B Certificates                                                             1.0000000                 44,895,285.54

                                                                                        Aggregate
                    POOL DATA                                   No. of Contracts    Principal Balance
-----------------------------------------                       ----------------    -----------------
1.   Pool Stated Principal Balance as of        4/30/2001            10,643           273,035,643.42

2.   Delinquency Information                                                                               % Delinquent
                                                                                                           ------------
              (a) 31-59 Days                                            111             2,166,994.17          0.794%
              (b) 60-89 Days                                             37             1,017,834.06          0.373%
              (c) 90-119 Days                                            25             1,029,943.50          0.377%
              (d) 120 Days +                                             73             2,346,813.04          0.860%


3.   Contracts Repossessed during the Due Period                         14               401,921.65

4.   Current Repossession Inventory                                      30               909,802.25

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables        13               418,376.19
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                        184,885.52
                                                                                      --------------

       Total Aggregate Net Losses for the preceding Collection Period                                                    233,490.67

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     1,200,138.78

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)  899                                           13,538,946.43

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.198%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                93.237


             TRIGGER ANALYSIS
--------------------------------------------
1.  (a)  Average Delinquency Percentage                                    1.806%
    (b)  Delinquency Percentage Trigger in effect ?                                                NO

2.  (a)  Average Net Loss Ratio                                            0.048%
    (b)  Net Loss Ratio Trigger in effect ?                                                        NO
    (c)  Net Loss Ratio (using ending Pool Balance)                        0.088%

3.  (a)  Servicer Replacement Percentage                                   0.068%
    (b)  Servicer Replacement Trigger in effect ?                                                  NO



               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                              116,402.90

2.   Servicer Advances                                                                                                   206,723.68

3.   (a)  Opening Balance of the Reserve Account                                                                       8,973,952.86
     (b)  Deposits to the Reserve Account                                                         312,147.42
     (c)  Investment Earnings in the Reserve Account                                               36,196.37
     (d)  Distribution from the Reserve Account                                                  (348,343.79)
     (e)  Ending Balance of the Reserve Account                                                                        8,973,952.86

4.   Specified Reserve Account Balance                                                                                 8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                       367,733.23
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                            83,196.93
     (c)  Investment Earnings in the Pay-Ahead Account                                                  0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                         (159,363.56)
     (e)  Ending Balance in the Pay-Ahead Account                                                                        291,566.60